EXHIBIT 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Multimedia Platforms, Inc. for the fiscal quarter ended June 30, 2015, I, Timothy Hart, Chief Financial Officer of Multimedia Platforms, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2015, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2015, fairly presents, in all material respects, the financial condition and results of operations of Multimedia Platforms, Inc.

Dated: August 14, 2015	By:	/s/ Timothy Hart
Timothy Hart
Chief Financial Officer (Principal Financial Officer)